UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2011 (December 8, 2011)

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Square, Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2011, Capitol Bancorp Ltd. (“Capitol”) held its annual meeting of holders of its common stock (the “Annual Meeting”).  At the record date for the Annual Meeting, November 4, 2011, there were 41,045,267 shares of common stock outstanding and entitled to vote.  At the Annual Meeting, 29,456,959 shares of common stock (71.77%) were represented in person or by proxy and, accordingly, a quorum was present.  The proposals, as set forth in the proxy statement for the Annual Meeting, that were presented and voted on are as follows:

Proposal One: Election of Directors

The following five Class I directors were elected for a three-year term by the affirmative vote of a majority of the votes cast for and withheld from the election of nominees by the shares of common stock present in person or by proxy and entitled to vote at the Meeting:

Name of Nominee	Number of Votes Cast For	Number of Votes Withheld	Abstentions and Broker Non-Votes
Paul R. Ballard	9,936,727	1,175,757	18,342,914
Lewis D. Johns	9,999,282	1,113,202	18,342,914
Calvin D. Meeusen	10,149,429	963,055	18,342,914
Lyle W. Miller	10,012,481	1,100,003	18,342,914
Cristin K. Reid	9,818,541	1,293,943	18,342,914
Total All Directors	49,916,460	5,645,960

Proposal Two: Ratification of the Appointment of BDO USA, LLP as the independent auditors for the fiscal year ending December 31, 2011

Number of Votes Cast For: 28,327,469
Number of Votes Against: 851,026
Number of Votes Abstained: 278,464
Number of Broker Non-Votes: Not Applicable

Proposal Three: To conduct such other business as may properly come before the Annual Meeting; the adjournment of the Annual Meeting

Number of Votes Cast For: 29,456,959
Number of Votes Against: -0-
Number of Votes Abstained: -0-
Number of Broker Non-Votes: Not Applicable

The Annual Meeting was thereafter adjourned until Wednesday, January 18, 2012, at which time the proposals to amend Capitol’s articles of incorporation to require majority voting for the election of directors, to redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, to implement a policy requiring a two-thirds majority of independent directors and an additional shareholder proposal to declassify the board will be considered and acted upon, if properly presented at the adjourned session of the Annual Meeting.  Supplemental proxy materials will be mailed promptly to shareholders of record as of November 4, 2011.

A copy of Capitol’s announcement of the voting results and the slides presented at the initial session of the Annual Meeting today are attached as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Capitol Bancorp Limited dated December 9, 2011.
99.2	Slide presentation from the initial session of the Annual Meeting held on December 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LIMITED

Date: December 9, 2011	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 9, 2011
99.2	Slide presentation from the initial session of the Annual Meeting held on December 8, 2011